Listing Report:Supplement No. 259 dated Jun 08, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 372266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 11	Length of status:	3y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	20	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$4,568	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ashleymar	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off my medical bills from having my daughter on December 14, 2009.
My financial situation:
I am a good candidate for this loan because I have an accountable job and I have never fell behind on any payment.

Monthly net income: $ 1971.00

Monthly expenses: $
??Housing: $ 480
??Insurance: $40
??Car expenses: $
??Utilities: $ 75
??Phone, cable, internet: $ 100
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 392870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.39%	Starting monthly payment:	$55.67

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	28%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	2y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$1,357	Stated income:	$25,000-$49,999
Amount delinquent:	$31	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	usmcLS	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Summer Marketing Course
Purpose of loan:
I usually get financial aid for the Fall and Spring courses; however, my University does not allow aid for summer courses.? In order to graduate one semester sooner, I need to take a Marketing class during the Summer session so I do not have to take it by itself next Spring.

My financial situation:
I have come a long way with my financials.? I work full time and go to school full time.? I do have the ability to pay for this class on my credit card, but I choose not to because the interest rate is nearly 30%.? Prosper is the most logical path to follow.

As a side note, I have NOT been delinquent on any account in at least three years.? I say this because Prosper shows 2 delinquent accounts.? I pulled my credit reports and there isn't anything on there that show any red flags either.? Something that I will be looking into, that's for sure.? :o)

Monthly net income: $ 1200

Monthly expenses: $ 1090
??Housing: $ 0
??Insurance: $ 145
??Car expenses: $ 520
??Utilities: $?125
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 75
??Other expenses: $ 50
(I have rounded up for all expenses...doesn't hurt to add some wiggle room.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	3y 8m
Credit score:	600-619 (Jun-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,730	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	21
Screen name:	realtorlady	Borrower's state:	Indiana	Borrower's group:	Top Borrowers Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,300.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2009) 660-679 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Debt Consolidation - small loan
Hello prosper investors,

I am a full-time Admissions Counselor at the University. I decided to leave my job as a realtor in 2007 after the economy went downhill. I have been at my current job?for just over?3 years and have steady income. The only problem is that my credit card balances have gotten out of control because the credit cards recently went up on the interest rates for all of my cards.

I have taken a loan before on Prosper and never missed a payment. That loan is all complete and I would like to request that you assist with a new loan to help me consolidate my bills.

Thank you in advance for funding my loan.

P.S.

I am a very dependable and appreciative individual. Here are some specifics to help you decide to fund my loan.

Annual Income: $40,000 - $49,000
I have a full time job.
There were some delinquencies in 2004 after I lost my job that I'd had for over 3 1/2 years. I have since got back on track and have been making payments on time every month for the remainder of my high interest credit cards.

Education Level:
Bachelor of Science in Business Management completed in 2001
Masters of Science in Human Resources Management - currently in school

Please contact me with any questions.

Again, thank you in advance for funding my loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.06%	Starting borrower rate/APR:	20.06% / 22.30%	Starting monthly payment:	$156.22

Auction yield range:	7.98% - 19.06%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	19 / 15	Length of status:	9y 4m
Credit score:	680-699 (Jun-2010)	Total credit lines:	33	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$36,009	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mcarpenter7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This purpose of this loan will be to lower the interest rate that my wife and I are paying on a particular credit card. We are working extremely hard to pay down our debt and this loan would be extremely helpful in lowering our interest cost.

My financial situation:
I am a good candidate for this loan because I always pay my loans in a timely manner.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1990	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	5y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,550	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	balance-equalizer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Stupid Loans
Purpose of loan:
This loan will be used to pay off 3 Payday loans. I made a stupid decision months ago to get these loans and now the bi-weekly payments are taking all of my?money. I am currently paying $621 every two weeks to pay these off.
My financial situation:
I am a good candidate for this loan because once I pay these off I will have more money to put towards my other debts. The impact of this for me would be substantial. Getting this would free up $1240 a month. That would easily be applied to making this payment.

Monthly net income: $ 2398.00

Monthly expenses: $
??Housing: $ 1417.00
??Insurance: $ 255.00
??Car expenses: $?
??Utilities: $100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 460884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$125.72

Auction yield range:	16.98% - 28.00%	Estimated loss impact:	20.63%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	4y 11m
Credit score:	620-639 (Jun-2010)	Total credit lines:	28	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$7,768	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	aerocommander	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,495.00	< 31 days late:	0 ( 0% )	560-579 (Sep-2008)
Principal balance:	$895.60	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Pay off PSNH, 1st prosper, cc
Purpose of loan:
Consolidate debt with some cash out for car repair.
Pay off Prosper $915.00
Pay off Orchard Bank (2 cards) $1400.00
Pay off PSNH (high monthly payment arrangement from winter carryover balance) $356.00
Car repair $200.00

My financial situation:
I am a good candidate for this loan because?
I have been slowly improving my credit situation in the last few years. In fact, my credit score has jumped 60 points since I took out the first loan.? I have steady employment, with a bonus coming July 1st and Dec 1st which will be at least equal to one month's pay. I have always paid my 1st Prosper loan on time with direct debit.

Monthly net income: $ 3000.00 (not including bonuses)

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 45.00
??Car expenses: $ paid by employer
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 310.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$199.29

Auction yield range:	10.98% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 12	Length of status:	1y 1m
Credit score:	680-699 (Jun-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$22,177	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bonus-conqueror	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off high interest credit cards

My financial situation:
I am a good candidate for this loan because i pay my bills reliably and in a timely manner, if you look at my credit report since the day i opened my first credit card in 2000, i have never missed a single payment, my debt to income ratio may be high but there are two factors in the DTI that isnt considered, i take care of my grandmother and currently live with her in a fully paid home, two i co-own a restaurant which nets me about an extra 6000/yr, i have been doing IT consulting for about 6 year without a single gap in employment, however i did switch jobs (over a weekend) a year ago?because i was offered signifigantly more money (raise from 40k/yr to 52k/yr), i also do some private IT consulting on the side but that pay can range from 0 - 500$ month to month.

Monthly net income: $ 3500

Monthly expenses: $ 1500
??Housing: $ 0
??Insurance: $?200
??Car expenses: $?0
??Utilities: $ 0
??Phone, cable, internet: $?200
??Food, entertainment: $?500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	16.98% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	5y 3m
Credit score:	720-739 (Jun-2010)	Total credit lines:	26	Occupation:	Sales - Retail
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$28,649	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	Standingtree5	Borrower's state:	NorthCarolina	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,001.00	< 31 days late:	0 ( 0% )	600-619 (Jul-2007)
Principal balance:	$316.16	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
I need a safe and reliable car.
Purpose of loan:
I need to purchase a more safe and reliable car.? I travel a lot for business.? I am an older single woman and need a car I can depend on.

My financial situation:
I have never been late on a payment for my current Prosper loan which ends in August 2010.? My financial stability?has improved since my initial Prosper loan and my dramatically improved credit score reflects that.? As an older person, I am very experienced at keeping costs down.

Monthly net income: $ 2100

Monthly expenses: $ 1023
??Housing: $ 250
??Insurance: $ 70
??Car expenses: $ 25
??Utilities: $ 60
??Phone, cable, internet: $ 135
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 108
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$450.65

Auction yield range:	13.98% - 14.00%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	3y 10m
Credit score:	680-699 (Jun-2010)	Total credit lines:	38	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$3,603	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	glowing-finance6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off debt and possibly put a down payment on a car.

My financial situation:
I am a good candidate for this loan because I live with my parents and?will have the means to pay the loan back.? ?I want to consolidate my bills to one payment.?

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $?0
??Insurance: $ 85
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $?49.00
??Food, entertainment: $300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$80.99

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1986	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	3	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,149	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	proud-capital9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan: This loan will be used to pay off my 3 credit cards so that i may start saving for graduate school without any debt.My financial situation: I am a good candidate for this loan because i always?make my payments ON TIME.??My plan is to not use my credit cards while paying off this loan so that i may start saving for graduate school?and?pay for school?free of any debt just in case i do need to use my credit cards.?Monthly net income: $ 600.00-850.00Monthly expenses: $ ??Housing: $ 0??Insurance: $ 0??Car expenses: $0 ??Utilities: $ 0??Phone, cable, internet: $0 ??Food, entertainment: $ 100-150.00??Clothing, household expenses $ 50-75.00??Credit cards and other loans: $ 70.00??Other expenses: $ 0.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$205.15

Auction yield range:	10.98% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	23 / 22	Length of status:	43y 2m
Credit score:	680-699 (Jun-2010)	Total credit lines:	59	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$60,428	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	compatible-fund9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate credit card bills.?

My financial situation:
I am a good candidate for this loan because I'm a hard worker and I've never defaulted on my obligations. My wife has a very good job with a steady?and stable income. Her salary takes care of all of our bills, mortgage, cars, expenses. I gave up my full time job as an auto mechanic 8 years ago to stay home with our 3 boys and take care of them. I've been able to do some side work in our garage, start my baseball hitting instructional business and now work on the weekends with a friend in his restaurant.?I would like to get rid of these credit card bills so I can start helping out more as our?oldest son will be getting ready?for college in a few years.?

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$113.38

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	52%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	15 / 12	Length of status:	10y 10m
Credit score:	660-679 (Jun-2010)	Total credit lines:	48	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$34,198	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	value-microscope5	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Nice Used Camper--Need 40%
Purpose of Loan: We have located a used travel trailer and have and have $3750 of the $6000 tag (which according to bluebook NADA value is a great buy) partially as a result of selling our previous unit.? We need the balance, sales tax, and license.

Our Financial Situation: Our household annual gross is $120,000.? My wife runs a successful daycare in our home, so we are able to expense most of her earnings away when tax season comes, which makes the credit situation tough. We pay on time and more than the minimum and have closed three revolving accounts and?paid off approximately $17,000 in the past couple of years.? And no more car payments as of September 2010!

Monthly Net Income: $9,283.00 (combined) / $4,283.00 (me alone)

Total (HOUSEHOLD) expenses:
Loans:? $2571
Mortgage: $1023
Utilities:? $300
Phone/Cable:? $250
Insurance:? $250
Food/Supplies:? $750
Vehicle Expenses:? $450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	32%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 7	Length of status:	7y 4m
Credit score:	700-719 (Jun-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,487	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fund-conductor	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ICNU
Purpose of loan:
This loan will be used to? Start up funds to pay for general/profesional, umbrella insurance policy for my new company

My financial situation:
I am a good candidate for this loan because?i have proven that I can pay my debt.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1100????
??Insurance: $ 80????
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 175
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	3y 2m
Credit score:	700-719 (Jun-2010)	Total credit lines:	4	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$231	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tolerant-wampum9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy a truck to start a trucking bus
Purpose of loan:
This loan will be used to? to purchas a truck ????

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ abt 4000.00/mo ????

Monthly expenses: $400.00
??Housing: $ 1000.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	16.98% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	26%
Basic (1-10):	1	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	5y 8m
Credit score:	660-679 (Jun-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$752	Stated income:	$25,000-$49,999
Amount delinquent:	$194	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	magnetic-funds6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Installing a Backyard
Purpose of loan:
This loan will be used to install a backyard in our (my wife, daughter and I) new house; the backyard is currently dirt.

My financial situation:
I am a good candidate for this loan because even though the term is for 3 years (to keep payments manageable) this loan will be paid off within a year's time, due to?forecast?calculations done by our CPA for the 2010 tax year. In addition, I'm willing to provide any documentation and answer?any questions?that?are necessary to prove my worthiness for this loan.

Monthly net income: $ 1,250 conservative reporting

Monthly expenses: $ 2,097.95
??Housing: $ 855.00
??Insurance:?Policy period 03/01/2010-08/31/2010 has been paid in full
??Car expenses: $ 300.00 (gas allocation)
??Utilities: $ 85.00
??Phone, cable, internet: $ 377.95 (landline, cable,?internet & cell)
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 30
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 24.95%	Starting monthly payment:	$96.36

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	14y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,261	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mindful-credit5	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto repair
Purpose of loan:
This loan will be used to replace the engine in my car. The engine cost $3800 without labor. The finally bill will easily be over $5000. I have some money saved but need a little more.

My financial situation:
I am a good candidate for this loan because I have had the same job for $14 years and 5 months. So, I will be consistently employed. Other than my full time job (1472.00 net), I do computer services at nights and on weekends to supplement my income. This has add an additional $400-$800 per month to my income since January. I have no proof of the computer service income because I haven't paid taxes on it yet but will file a schedule C at the end of the year. I pay most of my bills early but never late.

Monthly net income (full time job): $ 1472.00

Monthly expenses: $1123
??Housing: $
??Car Insurance: $118
??Car expenses: $ 100
??Utilities: $115
??Phone, cable, internet: $140
??Food: $150
??Credit cards and other loans: $110
??Car Loan: $315
Other expenses: $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$143.79

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 17	Length of status:	0y 1m
Credit score:	740-759 (Jun-2010)	Total credit lines:	53	Occupation:	Car Dealer
Now delinquent:	0	Revolving credit balance:	$16,741	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unassuming-transparency9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need to replace roof
Purpose of loan:
This loan will be used to?install a new metal roof on our home. ?

My financial situation:
I am a good candidate for this loan because? I have an excellent credit history with the exception of a auto loan settlement in 2009 stemming from an ex-spouse defaulting on an auto loan in which I was a co-borrower. I repossesed the car and sold it for less than the amount owed and settled with the bank for $1400 less than was owed. This settlement also resulted in a 60 day late pay before I found out my ex-spouse defaulted on the loan. Otherwise, I have never missed or been late on a payment in my life. I recently changed jobs but my employment history is very stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.68%	Starting borrower rate/APR:	22.68% / 24.95%	Starting monthly payment:	$269.80

Auction yield range:	7.98% - 21.68%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1983	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	7y 11m
Credit score:	700-719 (May-2010)	Total credit lines:	17	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$2,653
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gourd8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory to start new web site
Purpose of loan:
This loan will be used to fund more inventory in preparation for our new website launch.? Our old site was not website frieendly but did produce about 100,000.00 in sales per year.? We are anticipating $500,000.00 with the new website.? This will yeild a profit of about 200,000.00.? My wife owns the business and I am guaranteeing it.? She has been in business 13 years.? Her new website is not totally complete but you catch a glimpse by going to chocolate-place.com.? We paid 25,000.00 for this site.? It is super search engine friendly and will be 1 or 2 in all product searches.

My financial situation:
As you can see, I am not over my head with anything and can pay the loan without the help of her business.

Monthly net income: $ 5500.00

Monthly expenses: $ 2726.00
??Housing: $ 1191.00
??Insurance: $ 210.00
??Car expenses: $ 0
??Utilities: $ 110.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	78%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 10	Length of status:	11y 9m
Credit score:	640-659 (Jun-2010)	Total credit lines:	33	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$39,461	Stated income:	$25,000-$49,999
Amount delinquent:	$1,323	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	impeccable-gold	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off my debt
My financial situation:
I am a good candidate for this loan because I make pleanty of money, I just have too many bills going in too many directions.? This loan will cut my payments in half
Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 120
??Car expenses:?$ 215
??Utilities: $65?
??Phone, cable, internet: $100
??Food, entertainment: $ 250
??Clothing, household expenses $100
??Credit cards and other loans: $ 1100
??Other expenses: $ 75 for my son's school activities and field trips
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	21y 10m
Credit score:	660-679 (Jun-2010)	Total credit lines:	26	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$6,446	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ultimate-benefit2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? I plan on using this money to pay off my balance on a revolving line of credit that has a ridiculously high rate of interest

My financial situation:
I am a good candidate for this loan because? I undersatnd the importance of my credit rating and my history proves that I pay my debts in full and on time

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$63.79

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 13	Length of status:	6y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,827	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	steady-exchange1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my tax bill
Purpose of loan:
This loan will be used to pay a tax bill.

My financial situation:
I am a good candidate for this loan because the terms of my employment dictate that I maintain a clean credit record.? This is pretty much a guarantee that I will pay off any loan obligation that I have.? I am employed full-time, my credit score is good, and I have no delinquencies on my credit report.? Unfortunately, my husband has been unemployed for quite some time now with no luck in finding a job.? As a result, I am turning to Prosper for help in obtaining the remaining funds that I need to pay a tax bill.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$185.56

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	29 / 26	Length of status:	2y 2m
Credit score:	660-679 (Jun-2010)	Total credit lines:	47	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$38,138	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-snowdome	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Music school - small talented town
Purpose of loan:
This loan will b

My financial situation:I'm in need due to a local weak economy. >I am a good candidate for this loan because I have a degree in music, a talent for developing musicians, and a strong independent work ethic. Our young people do not have much to do in our small community during the afternoons & evenings. We are rich in musical talent due to strong musical programs in our schools & a strong musical heritage in our community. However once school is out - nothing. I have a piano but need some sound equipment & risers.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,350.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.80%	Starting monthly payment:	$43.06

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	0y 0m
Credit score:	700-719 (Jun-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$27,573	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-encouraging-velocity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
This loan will be used to pay off a 401k loan from my previous employer that is due 30 days from my separation date. I have worked as a pharmacy technician for 5 years and have just moved from a corporation to a local independent pharmacy?with the pharmacists I previously worked for. I expect to pay this loan off much quicker than the normal 3 year period. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$97.61

Auction yield range:	5.98% - 17.00%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	15y 5m
Credit score:	760-779 (Jun-2010)	Total credit lines:	42	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$6	Stated income:	$50,000-$74,999
Amount delinquent:	$716	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	26
Screen name:	jrw1217	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,100.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2008) 680-699 (Apr-2008) 720-739 (Oct-2007)
Principal balance:	$1,034.54	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
new windows
Purpose of loan:
This loan will be used to buy new windows to take advantage of the energy tax credit

My financial situation:
I am a good candidate for this loan because I have paid back my loans through prosper on a timely basis.? My past delinquent accounts were from over 5 years ago and were due to a bad business investment which I am completely out of. ? I have worked hard to show my creditworthiness since these occurred.?
I did not know about a current delinquent account until I saw it on Prosper.? I just looked at my Transunion Credit report and saw it was from a old doctor bill.? I never received this because they sent it to the wrong address.? I paid this today with monies from my health savings account so it will not affect my financial situation.? Unfortunately it will take 30 days to show this was paid and remove it from my credit report which they said they would do since it was never sent to me.
Please look at my track record with Prosper. You will see that you will earn a good return and you will be paid back in a timely manner.
Monthly net income: $ 2800 ???? ????

Monthly expenses: $ 1500
??Housing: $ 600
??Insurance: $ 50
??Car expenses: $ 150
??Utilities: $? 75
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$312.52

Auction yield range:	7.98% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	82%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	26 / 23	Length of status:	4y 10m
Credit score:	720-739 (May-2010)	Total credit lines:	44	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$41,647	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	protector669	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Begin paying down credit card debt
This listing has a higher likelihood to fund and therefore does not include a description. If you would like additional information from this borrower, please ask a question in the Q&A section below.

The reason I need this loan is to begin paying off some of our credit card debt.Between myself and my husband our annual income is aprox. $122,000 - we do have a large amount of credit card debt but are working on crawling out.? We have three children, one of which just graduated from college, one going into college and a 13 yr old.? We presently are housing one parent with us and helping to care for two other elderly parents - all while working full time.? You could say we are part of the "sandwich generation" and are working to get through it.? We have aprox. $50,000 in 401k & stock and $70,000 in home equity that we do not want to touch as that is our retirement - the good thing is, is that in 5 yrs we will be in great shape -
I am looking for a few good samaritans to help a hard working, middle class family that gets no benefits from the government? in bail outs, college assistance for children , or income assistance get by until we can begin the road to retirement.? We take great pride in trying to provide our children with a good life and in no way spend friviously.? We are working class people with good solid jobs just trying to get by.? We make all our payments - yes there are alot but we meet all obligations.
thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1978	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 8	Length of status:	7y 5m
Credit score:	700-719 (Jun-2010)	Total credit lines:	28	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$9,234	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	value-explorer1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts and dues
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$303.08

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	62%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	25 / 21	Length of status:	7y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$13,759	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tough-gold9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill Consolidation
Purpose of loan:
This loan will be used to? Consolidate high interest credit card debt.

My financial situation:

I am a good candidate for this loan because? I am a hard worker, honest and trustworthy. I have never defaulted on anything.? Yes, I may have some outstanding debts? but that is?primarily because I made the wise decision to pursue higher education.?I worked extremely hard?to put myself through?college and by the Grace of God, I have made it.? Throughout my entire college education, I worked and paid all my bills on time.? I even became a homeowner.

Even though I have some debt, I have earned 2 degrees and a license to practice.? I am in the position to pay back this loan.? I pray someone will have faith?in me and trust that I will make every one of my monthly payments on time.Please feel free to email me with any questions you may have.
I thank you kindly?in advance.

Monthly net income: $ 5700.00 (and rising)

Monthly expenses: $ 3800.00

Housing: $ 740.00 (insurance and taxes included in this payment)
??Insurance: $?90.00 (car insurance)
??Car expenses: $ 370.00
??Utilities: $ 280.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 2000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$47.34

Auction yield range:	2.98% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	2y 1m
Credit score:	800-819 (Jun-2010)	Total credit lines:	13	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$234
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	adaptable-market957	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off equipment
Purpose of loan:
This loan will be used to pay of some camera equipment - professional photographer here, retired.

My financial situation:
I am a good candidate for this loan because I'll have the money to pay it off completely within a month. Just need a quick solution for now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1979	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	3y 9m
Credit score:	620-639 (Jun-2010)	Total credit lines:	26	Occupation:	Teacher's Aide
Now delinquent:	1	Revolving credit balance:	$6,920	Stated income:	$25,000-$49,999
Amount delinquent:	$119	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 3	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	CHAZFNC	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	600-619 (May-2007)
Principal balance:	$56.27	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Tired of credit cards and fees...
Purpose of loan:
This loan will be used to? To pay off a combination of credit cards and/loans plus?associated fees I have been paying monthly, for years. Combinations of consolidations will save me?between $75 to?$130 after payment to Prosper, without having some of the pesky add on fees I have been paying for years because of past financial problems.

??? I am having no trouble keeping up on my bills. I travel to Florida now every summer for a month and have borrowed for that several times. The current Prosper loan soon to be paid off was for my first trip to Florida three years ago. My plans are to move to Florida in a year or two, as I can work as an aide or substitute teacher in any school district in the country. I have since started drawing some Social Security. I?have five grandchildren and spend liberally on them in gifts and golfing with a few of them.?????
??? During this last school employment year, I was doubling down on minimum payments on most of my credit cards.?I have been returned for my fourth year as a teachers aide, for school year 2010-2011,?and I love it and the summer months off for golf and travel!!?????
??? My health is very good, although I have gained too much weight and have started a daily walk routine and eating less.?????
??? I also travel to Ohio for a few weeks, several times a year. I moved from Ohio to Illinois just over five years ago to be near my son, daughter, and the grandkids.?????
??? I am now seven years past financial difficulties which have kept my credit rating lower, but have not missed any payments to anyone since.???

My financial situation:
I am a good candidate for this loan because?I have consistently made payments on time and have had a comfortable financial situation now for several years. My Fed and State back taxes have to do with not being able to pay for 2003 through 2005, as I saved everything I could to be able to move to Illinois in 2005, plus some unavoidable personal problems. I have now been paying for two years on each. Having completed a Four year college degree some 35 years ago have allowed me to stay employed through this bad economy, for which I am very thankful for.

Monthly net income: $ 2,500....[2009 taxes adjusted gross income was $34,600 ($19000+ from Civil Service Post Office Retriement; $14,000 from school employment; and $2,800 from Social Security]

Monthly expenses: $ 2200
??Housing: $?300????
??Insurance: $?20 renters ins.
??Car expenses: $ 200...Ins. and gas
??Utilities: $ 175
??Phone, cable, internet: $ 155
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 700
??Other expenses: $ 100
? Back taxes, penalties, and interest to IRS and State of Ohio...$300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.39%	Starting monthly payment:	$55.67

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 7	Length of status:	3y 9m
Credit score:	640-659 (Jun-2010)	Total credit lines:	22	Occupation:	Waiter/Waitress
Now delinquent:	0	Revolving credit balance:	$3,495	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	syclone16	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 96% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	1 ( 4% )	560-579 (Feb-2008) 540-559 (Jan-2008) 540-559 (Nov-2007)
Principal balance:	$363.52	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Need New tires and moving money
Purpose of loan:
Buy new tires, pay off previous prosper loan and the rest will be used for my upcoming move in mid July
My financial situation:
I am a good candidate for this loan because I have a Prosper loan as I type.? Been late once due to vacation and bank blocking all transaction due to fraud alert.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 322????????????
??Insurance: $ 91
??Car expenses: $ 456
??Utilities: $ 70
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans:?$400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1979	Debt/Income ratio:	7%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	1 / 1	Length of status:	2y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	6	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$210	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	SHELIA	Borrower's state:	Texas	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	1 ( 3% )	520-539 (Dec-2007) 600-619 (Jun-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
purchasing a car
Purpose of loan:
This loan will be used to? purchase a car.

My financial situation:
I am a good candidate for this loan because? I do not have a house payment. My house is paid in full.

Monthly net income: $ 3200.00

Monthly expenses: $ 1157.00
??Housing: $
??Insurance: $ 65.00
??Car expenses: $ 92.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	7%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	2y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bill-goat	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to start a business.
Purpose of loan:
This loan will be used to? Me and a friend are trying to start a business doing Computer,printer,Network repair, there will not be much overhead since this will mostly be a service based company.

My financial situation:
I am a good candidate for this loan because? I am keeping my full time job while my partner runs the business till 3, than will will keep it open till 6 and on weekends.

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $ 933.00
??Insurance: $ 60.00
??Car expenses: $ 0
??Utilities: $ 300.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	35%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	0y 5m
Credit score:	680-699 (Jun-2010)	Total credit lines:	31	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$30,673	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	finance-linkage7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Legal fees
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$258.89

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	5y 5m
Credit score:	760-779 (May-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$55,953	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-trophy7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
I plan to use the fund to pay off my BOA CC, which has an interest rate of 27%..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$328.23

Auction yield range:	10.98% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	84%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	22 / 19	Length of status:	12y 9m
Credit score:	640-659 (Jun-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$84,823	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-moola-saver	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	31%
Basic (1-10):	2	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 10	Length of status:	12y 9m
Credit score:	660-679 (Jun-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,517	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	AvidReader17	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	600-619 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Remodeling Bathrooms
Purpose of loan:
I want to thank all the lenders for taking the time out?to view my listing.? I am a previous Prosper client, and as you can see, ?I made all payments on the loan and paid the loan in full.? The purpose of the loan this time around is to remodel the two bathrooms in my husband and?I home.? I will make it my duty to make all monthly payments on time as I did with the previous loan.? Prosper was wonderful in helping us out in the past, and we are sure they will be able to help us this time around.?

My financial situation:
I am a good candidate for this loan because as I did with the previous loan, I will make sure this loan?will be paid on time and paid off as well.? I know my debt/income ratio may seem high, but as you can see I pay all my bills on time and I am not behind on any.
Monthly net income: $
$3000 monthly(not including my husband)
Monthly expenses: $
??Housing: $1950.00
??Insurance: $245.00
??Car expenses: $ 520.00
??Utilities: $200.00?
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $500.00
??Credit cards and other loans: $1000.00
??Other expenses: $500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$180.71

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1983	Debt/Income ratio:	5%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	0y 1m
Credit score:	660-679 (Jun-2010)	Total credit lines:	12	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	likeable-pound3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
motorcycle
Purpose of loan:
This loan will be used to buy a motorcycle

My financial situation:
I am a good candidate for this loan because i?just got rise and my wife got a job too?

Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 170
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 70
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$270.97

Auction yield range:	16.98% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	34%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 6	Length of status:	5y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	23	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$4,228	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	treasure-maniac	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off loans and credit cards
Purpose of loan:
This loan will be used to?
pay off personal loans, credit card, and home improvements

My financial situation:
I am a good candidate for this loan because?
I pay my bills on time, I have a great history paying back the lenders with interest.? If I get?approve for this loan, I would get a automatic bank draft, so the lender will get paid on time.? I like to pay my loans before the mature date.
Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 860
??Insurance: $?200
??Car expenses: $ 50
??Utilities: $?140
??Phone, cable, internet: $ 135
??Food, entertainment: $ 200
??Clothing, household expenses $?75
??Credit cards and other loans: $ 800
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	41%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	3y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$696	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	drprnr	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 94% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	2 ( 6% )	600-619 (Jul-2007)
Principal balance:	$353.22	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
WANT A USED CAR FOR FAMILY
Purpose of loan:
This loan will be used to BUY A USED FAMILY CAR

My financial situation:
I am a good candidate for this loan because MY LAST PROSPER LOAN?IS ALMOST PAID OFF AND WAS NEVER?LATE.?

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $100
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 8.82%	Starting monthly payment:	$63.12

Auction yield range:	2.98% - 7.48%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	14y 8m
Credit score:	800-819 (Jun-2010)	Total credit lines:	16	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$52	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	astute-cash	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grandkids first vaca with Grandma
need extra cash to make the kids first Disney land experience a memorable one. Thank you for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$333.48

Auction yield range:	16.98% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	35%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	1y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	17	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$10,246	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-successful-return	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Pay off credit cards.?

My financial situation:
I?have excellent credit and have never missed a payment.?

Monthly net income: $
2,400
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 90
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1994	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Credit score:	620-639 (Jun-2010)	Total credit lines:	35	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$1,857	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	iwantoutofdebt	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	41 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2009) 600-619 (Aug-2007)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	41
Description
Consolidate Debt-3rd Prosper Loan
Purpose of loan:
To consolidate my credit cards into one monthly payment allowing me to pay off in 36 months.? I currently have 4 credit cards on which I owe a total of 3000.00.

My financial situation:

I am a good candidate for this loan because I have proven my credit worthiness in paying my bills on time, including the previous 2 Prosper loans I have?taken out.? Both of those loans were paid by automatic debit, and 100% on time.?

I am currently employed as Assistant Controller at Avalon Correctional Facilities, Inc.? I have been with this company?since March of this year, but was?with my previous employer, Cameron International, as Sr. Accountant for 9 years.?

Monthly net income: $3217.50 after deductions for taxes and insurance

Monthly expenses: $
??Housing:?750.00
??Car expenses: $ 75.00 (insurance-no car payment)
??Utilities: $ 150.00
??Phone, cable, internet: $ 170.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit Union Loan $144.00?
??Student Loan: $75.00
? New Prosper Loan: $135.00

??Total Monthly Bills $2099.00

??Leaving ?$1118.50 after paying bills

I appreciate your time and consideration, and promise that if you choose?to fund my loan, you won't be sorry.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,550.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$729.54

Auction yield range:	10.98% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	30%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 12	Length of status:	14y 10m
Credit score:	740-759 (Jun-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,025	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fearless-bid4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off 5 credit cards.? Some of the debt was inherited from my divorce.? Other amounts from traveling to help my father this past year who recently passed away from a battle with cancer

My financial situation:
I am a good candidate for this loan because?I am current with all of my?monthly payments and have a steady, full time job that pays fairly well.?

Monthly net income: $ 3,800.00

Monthly expenses: $
??Housing: $900.00
??Insurance: $42.00
??Car expenses: $ 120.00 for gas...no car payment
??Utilities: $50.00?????
??Phone, cable, internet: $ 150.00
??Food, entertainment: $400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1,000
??Other expenses: $1,000.00? child support?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$235.23

Auction yield range:	13.98% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	8y 0m
Credit score:	680-699 (Jun-2010)	Total credit lines:	15	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$11,131	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	forwardpay	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Crunching the Credit Cards
Purpose of loan:

Pay off high interest credit cards.?? I originally listed this for just the first two cards at much lower interest rate and a "D" rating, but only got a few bites. Hoping that the higher interest rate, despite pushing me into a lower rating, will attract more lenders...

Credit Card?????????????????? Balance?? Rate????? Current Payment
CAPITAL ONE:?????????????? $1700 ? ?? 22.9%??? $70/mo
HOUSEHOLD BANK:???? $2300 ? ? 19.9%???? $80/mo
JUNIPER BANK:??????????? $1100? ? ? 14.9%???? $40/mo

My financial situation:
VERY STABLE.? I have been running my own IT consulting business for several years and have a large roster of regular clients.? I have NEVER missed a payment of any kind, as you can see by my credit report... I just don't roll that way and even when things get tight, there is always a way to pay your bills if you are living within your means.? This loan will add $40 to my monthly expenses, which I can afford and actually consider it a good deal as it should raise my credit score by 20+ points. Plus, it will be paid off in UNDER 3 years (I ALWAYS pay more than the minimums!).? I can't wait to become a Prosper lender myself, but first I gotta get this loan funded.

THANK YOU FOR FUNDING ME!!!

Monthly net income: $ 3800

Monthly expenses: $ 2770
??Housing: $ 800
??Insurance: $
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 420
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	0y 3m
Credit score:	660-679 (Jun-2010)	Total credit lines:	15	Occupation:	Homemaker
Now delinquent:	0	Revolving credit balance:	$19,606	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peaceful-agreement7	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
I will use this loan to consolidate bills and other debt.? Having a consolidated payment gives me peace of mind.

My financial situation:
I am a good candidate for this loan because as my credit history shows, I stay current with my payments.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $?30
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	15.99%	Starting borrower rate/APR:	16.99% / 19.19%	Starting monthly payment:	$121.20

Auction yield range:	7.98% - 15.99%	Estimated loss impact:	8.36%
Lender servicing fee:	1.00%	Estimated return:	7.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	0y 1m
Credit score:	700-719 (May-2010)	Total credit lines:	24	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$12,578	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loot-chosen-one	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	620-639 (Aug-2008)
Principal balance:	$3,542.20	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Eliminating high interest balances
Purpose of loan:
This loan will be used to consolidate and eliminate my high interest revolving debt.

My financial situation:
I am a good candidate for this loan because I have perfect payment history on my first Proper loan. Your funding of this loan will help me eliminate my extremely high interest revolving debt and aid me on my way to financial freedom.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$458.04

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 3m
Credit score:	700-719 (Jun-2010)	Total credit lines:	6	Occupation:	Realtor
Now delinquent:	1	Revolving credit balance:	$2,453	Stated income:	$25,000-$49,999
Amount delinquent:	$314	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wealth-turtle4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment on Theater in Texas
Purpose of loan:
This loan will be used to put a down payment and initial capital cushion for to purchase and existing theater in a theater in texas.

My financial situation: I am just starting out as a recent college graduate. I do not have the current funds to capitalize on this opportunity. In a few month I will not need sources capital, such as this one, to fund this type of deal. However, this deal will not wait until then.
I am a good candidate for this loan because being a recent graduate with a B.B.A in Entrepreneurship has given me the skill set to operate and continue to make this a profitable theater. Also, I plan to utilize the demand elasticity and maximize the profit through pricing. Also, there are numerous marketing avenues that have not been exploited by the current operator.

Monthly net income: $ 3,300

Monthly expenses: $
??Housing: 375
??Insurance: 50
??Car expenses: 200
??Utilities: 50
??Phone, cable, internet: 118$
??Food, entertainment: 150$
??Clothing, household expenses 100$
??Credit cards and other loans: 350 $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	1 / 0	Length of status:	0y 9m
Credit score:	660-679 (Jun-2010)	Total credit lines:	2	Occupation:	Student - Community...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-drum	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to get back home.
The purpose of my loan request is to try to get back home. I have stocks but I do not wish to sell any at this time, it would be a bad move on my part. I just need a personal loan so I can get myself back home, and started back in school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 5m
Credit score:	660-679 (Jun-2010)	Total credit lines:	8	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	trade-fixer1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for engagement ring
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I live at home and have steady income at a steady job.

Monthly net income: $

Monthly expenses: $
??Housing: 0 $
??Insurance: $
??Car expenses: 0 $ (Company Vehicle)
??Utilities: $
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	49%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	2y 2m
Credit score:	700-719 (May-2010)	Total credit lines:	39	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$12,503	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	eddiemoney21	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!
Purpose of loan:
This loan will be used to?Pay off my credit cards. As you can see, I'm at a high revolving utilization rate.? This was due to the fact of some unfortunate events that happened a couple years ago.? I have been making the minimum payments ever since, and as you know, paying the minimum will never get it done.? I want to free myself of this debt...and I'm asking for your help!

My financial situation:
I am a good candidate for this loan because?I'm financially savvy, and the reason that got me into this trouble wasn't due to mishandling.? As stated, there were some unfortunate events that happened a couple years ago that were out of my hands.? I've never missed a payment in my life, and believe in financial responsibility.? I have a good (over 700) credit score.? I'm also a homeowner.? I am not sure why my Prosper rating is at HR, but I believe that I'm a very good candidate for this loan....a steal at 35%.? I had a listing that just expired for this same amount at 25% and believe that I should be able to get a rate even lower than that, but know how this works.? I'm willing to take the high rate, get my cards paid off, and start off on the right path with Prosper so that I can gain trust and continue to use this site.? I have no problem with what the current payment will be for this loan, as I'm paying just under that right now?for my credit cards and live a comfortable lifestyle.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 325?(I split the mortgage payment with my soon-to-be wife.??Included in this is the reg payment plus insurance and taxes)
??Insurance: $ 30 (life insurance)
??Car expenses: $ 0 (besides gas)
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $?40?
??Clothing, household expenses $ 40
??Credit cards and other loans: $?475
??Other expenses: $ 0

Please let me know if you have any questions, thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	10.98% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1969	Debt/Income ratio:	35%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 12	Length of status:	1y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	61	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$104,285	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	paulpk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 96% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 4% )	700-719 (Feb-2008)
Principal balance:	$934.32	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Debt Retirement
Purpose of loan: I was an earlier beneficiary of Prosper and have been extremely pleased with the experience. I am interested in borrowing another $10,000 to pay down some higher interest debt.

My financial situation:
This is the second time I have applied for a peer loan through Prosper, and I think this is a fantastic system. My repayment history on my first loan has been nearly perfect - with one small glitch that happened while I was out of town - and it's my intention to maintain that record. When I took out my last loan I was self-employed with a reliable income stream. Currently I have a traditional job and am earning about 10% more than before.

Monthly net income: $ $7,200

Monthly expenses: $
??Housing: $ 3,000
??Insurance: $ 200
??Car expenses: $500
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 250
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$79.73

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	34%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 7	Length of status:	1y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,199	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	manutd	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	740-759 (Latest)
Principal borrowed:	$1,900.00	< 31 days late:	1 ( 3% )	680-699 (Nov-2009) 700-719 (Apr-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
payoff my personal loan
Purpose of loan:
First thank you for taking the time to my review second? loan request.If you feel the need to get any information? to assist you to make your decision,please don't hesitate to contact me.I will do my best to answer you in a timely manner.The purpose for the loan is to payoff my credit cards and car loan that is has my back against the wall

My financial situation:
I am currently employed and working full time.I am a hard worker and? financially capable of paying all my debts with well over the minimum payments.Am Currently renting and have a roommate.I believe you have no worries in anticipating repayment? if you so choose to invest in this loan.The negative mark on my credit is a card that i was unable to pay last November when I was laid off but settled and am paying on right now .I look forward to one day potentially loaning money to future and current prosper members because i believe in helping others in need.The reason for the? second delinquent account is due to a student loan i have .I was unemployed for awhile after my graduation.I have since then been making payments on the account and have made a substantial payments but until i payoff the account ,the amount will stay as it as per the collection agency regulations..Thank you

?Thanks again for taking the time to consider this listing as a potential investment
My monthly budget:
Mortgage/rent: $432
Insurance: $85
Car payment $480
Utilities: $60
Phone, cable, internet: $100
Food, $100
Clothing, household expenses $90
Credit cards and other loan payments: $550
Other expenses: $176
---------------------------------------
Total monthly expenses: $1797

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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	5y 1m
Credit score:	700-719 (Jun-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,651	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	PAFamilyMan	Borrower's state:	Pennsylvania	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Assistance
Purpose of loan:
This loan will be used to consolidate outstanding bills and do automotive repairs.
($1,300 outstanding tax bill an estimate of $900-$1,200 in vehicle repairs between my two vehicles.)

My financial situation:
I have been digging myself out of a bankruptcy that was discharged in December 2004, which can be seen by my credit score now just creeping back into the 700's.? I did have one delinquency last year due to an outstanding $25 electric bill on a temporary rental home that did not properly get to me.? I'm extremely prudent about watching my credit reports as I have no desire to relive past errors.

I have previously had two listings on Prosper for home repairs that were never funded due to Pennsylvania regulatory restrictions at the time.? Please feel free to ask any questions and I will be more than happy to share supporting financial information if necessary.

Monthly net income: $ 6,350

Monthly expenses: $
Monthly expenses
??Housing$1,300 ??Insurance$200 ??Car expenses$800 ??Utilities$450 ??Phone, cable, internet$180 ??Food, entertainment$800 ??Clothing, household expenses$300 ??Credit cards and other loans$350

$4,380

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	0y 3m
Credit score:	680-699 (Jun-2010)	Total credit lines:	9	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loan-eclipse9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
downpayment
Purpose of loan:
This loan will be used to? as a down payment for a home

My financial situation:
I am a good candidate for this loan because? i make good money, have good credit, im a disabled veteran and i have no other options at this time other then to apply for this loan

Monthly net income: $ 3040

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $?650
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$355.97

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	46%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	4y 2m
Credit score:	700-719 (Jun-2010)	Total credit lines:	35	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$41,739	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	indomitable-durability2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
USCG wants to pay off credit cards
Purpose of loan:
This loan will be used to pay off several high interest credit cards.

My financial situation:
I am a good candidate for this loan because I am active duty Petty Officer 1st Class (E-6) in the United States Coast Guard. I have an EXCELLENT Credit history and have never been late with any payment. Unfortunately, I acquired a bit of credit card debt while I was stationed away from my wife. She was in dental school in New Jersey while I was stationed in South Carolina. I acquired the debt to maintain two separate households and finance my wife's educational expenses. However, my wife has recently graduated and is about to get her license to practice. So, we will have a lot more money to pay off the debt. Although I can easily afford the monthly obligations I have now, getting a loan through prosper will allow me to have a reduced monthly payment and?pay off the entire debt a lot faster.

Personal Info:
I have been in the military for over 10 years and hold an Active Security Clearance. Any investor who funds this loan is GUARANTEED to get paid because I will have the payment automatically alloted from my paycheck.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$157.65

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 9	Length of status:	6y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	29	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$9,968	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	djracer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?? pay of credit cards

My financial situation:
I am a good candidate for this loan because I have never been delinquent of any accounts.? I guarantee you, that I am a safe investment, and you wont lose your investment with me!
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$134.52

Auction yield range:	13.98% - 33.30%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	11%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 6	Length of status:	3y 11m
Credit score:	660-679 (Jun-2010)	Total credit lines:	27	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$918	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jawga11-hotmail-com1234567890123	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2009) 720-739 (Sep-2008) 700-719 (May-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Engagement ring
Purpose of loan:
This loan will be used to?
help by an engagement ring
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1028
??Insurance: $
??Car expenses: $ 50
??Utilities: $100
??Phone, cable, internet: $75
??Food, entertainment: $ 75
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 365
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$95.86

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1986	Debt/Income ratio:	93%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	37 / 33	Length of status:	7y 3m
Credit score:	700-719 (Jun-2010)	Total credit lines:	90	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$86,790	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	refined-dough	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to? consoldiate a debt.

My financial situation:
I am a good candidate for this loan because? I have more incomet than stated I am married and my hushand income is $75,000.00 a year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	1y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	32	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$173	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	organized-bazaar290	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furnishing home/office.
Hello!

Please help me furnish my home office and put money into my consulting business. This is a low risk loan for you at a great interest rate. Paying this back is also aimed at rebuilding my credit.

Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$80.99

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Credit score:	720-739 (May-2010)	Total credit lines:	8	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$1,513	Stated income:	$1-$24,999
Amount delinquent:	$619	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-truth-orb	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some bills
Purpose of loan: To pay off my credit card and a personal loan. It has been a dream of mine to own my own home. I have the opportunity to purchase a 2 family house I currently reside in. The other tenant has lived there for 13 years and plans to stay indefinitely. The owner of the house is offering me a chance to purchase the house directly. The owner is selling the house because she has moved to a another city and does not want to take care of a property from a distance.I have been maintaining the property for her and she feels this is a good chance for me.? The house will cost 53,000 I currently pay rent of $400 a month. If I purchase the house the? upstairs tenant's rent of $500 would cover most of the morgtage, I would have to pay $68 . The mortgage would be $568 (includes the taxes, insurance and loan).?? I am good at fixing most things around the house and would be continue to maintain the house and keep the tenant safe and happy.

My financial situation:
I am a good candidate for this loan because?I'm? responsible, loyal? and hardworking, I worked at one company for 18 years until I was downsized. This new employer? has been in business for over 25 years so I feel my job is secure. I'm a divorced father of 2 and I always worked a second job to cover all their expenses. My children are now grown. As a skilled laborer in the maintenance field for over 25 years, I have always been proud of my work.

I see that prosper is showing a delinquency? on my profile , I was unaware of it , I found out it occurred during my divorce, I will contact them to set-up a repayment plan. This the only delinquency I have ever had. I am reliable and always pay my debts.

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 50.00
??Car expenses: $ 200.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 100.00

If I get the loan from prosper I would? payoff my debts and then buy the 2 family home my expenses would change :
?housing would decrease to $ 68.00 /month
prosper loan $125.00 ( $25 more than I pay on my current debts that I'm trying to pay off with this loan)
I would have over $500 a month to put in savings and
other expenses unchanged? Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	52%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 13	Length of status:	2y 0m
Credit score:	640-659 (Jun-2010)	Total credit lines:	28	Occupation:	Laborer
Now delinquent:	3	Revolving credit balance:	$10,177	Stated income:	$25,000-$49,999
Amount delinquent:	$6,535	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	scout062	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track
Purpose of loan:
This loan will be used to?get back on track. My wife and I are trying everything to get back to where we were a year ago. I was laid off for almost a year, with unemployment benefits; going from a $40,000.00 income to $12,000.00 plus my wife's $37,000.00?(before taxes)?income?was hard. We have made all of our monthly payments, unfortunetly not exactly on time.? We have in the past always made our payments on time. We do make sure we pay all of the neccessary items before we?do anything outside of the house.? We have a four year old daughter and?are trying to make it with being laid off, now going back to work and having to pay for day care is not easy.?We are able to make monthly payments, on time, if we get back on track.?

My financial situation:
I am a good candidate for this loan because? we have not been late before these turn of events. I am a handy man and will make my payments no matter what it takes me!? My wife and I are very frugal with our money and will make every step to ensure that all of our bills are paid before any entertainment outside of the home or anything purchased. We do need help getting 'back on track' beacuse we haven't been able to make all the payments without the help of a credit card, or two.? We just want to get back to where we were before we were late on our monthly payments.

Monthly net income: $2650.00 after insurance and taxes taken out, my wife's income is $2400.00 after insurances and taxes.

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 120.00
??Car expenses: $ 942.01
??Utilities: $ 100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $?400.00
??Clothing, household expenses $ 480.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$242.71

Auction yield range:	3.98% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1986	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	0y 10m
Credit score:	740-759 (Jun-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$46,205	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	CompassionVolcano	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Consolidation
Purpose of loan:
This loan will be used to consolidate three loans. These three loans now have a combined total monthly payment of $315.00. If I am approved for a loan through Prosper, my new payment will be $243 a month, giving me an extra cash flow of $72, therefore, I will not have any difficulty in making my payments.??

My financial situation:
I am an excellent candidate for this loan because I have an excellent history of paying my obligations on time. I also have stable employment, and I have been working in the same field for about 18 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 30.18%	Starting monthly payment:	$40.42

Auction yield range:	10.98% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1989	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	5y 0m
Credit score:	660-679 (Jun-2010)	Total credit lines:	8	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$8,122	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	integrity-financier	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to? pay bills

My financial situation:
I am a good candidate for this loan because? I will pay it back

Monthly net income: $ varies 1200

Monthly expenses: $
??Housing: $ 683
??Insurance: $ 0
??Car expenses: $?50
??Utilities: $ 75
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 25
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,850.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$376.18

Auction yield range:	10.98% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 5	Length of status:	7y 11m
Credit score:	700-719 (Jun-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,443	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	octosincity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	560-579 (Aug-2008) 560-579 (Jul-2008) 560-579 (May-2008) 540-559 (Apr-2008)
Principal balance:	$1,107.78	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Pay Off Debt & New online store
Purpose of loan:
This loan will be used to pay off my debt and to create a new ONLINE STORE and to get some inventory for it. I will use some of the money to get a new mini-lap top also so I can work on my online store easily.

My financial situation:
I am a good candidate for this loan because, I am close to paying off my first loan and can afford to pay monthly the second.

Monthly net income: $ 5775.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 81
??Car expenses: $ 207
??Utilities: $
??Phone, cable, internet: $ 85
??Food, entertainment: $ 400
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$46.66

Auction yield range:	2.98% - 6.50%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	12%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	15y 4m
Credit score:	800-819 (Jun-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$8,164	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Spkthewrd3	Borrower's state:	NewYork	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	17 ( 100% )	800-819 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	820-839 (Aug-2008) 860-879 (Jan-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Small debt consolidation
Purpose of loan:
This loan will be used to eliminate a Lending Club loan with about $730 remaining on it at 9.32%, and a Dell laptop loan with approximately $720 remaining at roughly 11%. I expect to save roughly $25 a month through consolidation and apply extra funds towards my existing other credit balance.

My financial situation:
You will see from my past credit history and track record with Prosper, that I take my financial responsibilities seriously. You can invest in this listing comfortable with the knowledge you will be repaid on a timely basis.

Thank you for considering this loan, and for your time!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$74.23

Auction yield range:	7.98% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	6y 4m
Credit score:	640-659 (Jun-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,000	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	48
Screen name:	D-N-A_Investments	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Cards!
Purpose of loan:
This loan will be used to?pay off my Discover credit card which has adjusted my rate to 20%!! ?I have actually been consistent and on time but my rate was adjusted for no reason. My delinquencies over the last seven years were all primarily from 2003 when I was in the hospital. I have worked hard to get my credit back on track and I'm happy to say, as you can see, I have no delinquent accounts any longer. My debt to income should hopefully show you that I'm able to pay this loan back and this will further improve my credit score.

My financial situation:
I am a good candidate for this loan because?I have plenty of income to pay $74 a?month.??

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 75
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 110
??Other expenses: $ 150?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$130.05

Auction yield range:	7.98% - 18.99%	Estimated loss impact:	8.44%
Lender servicing fee:	1.00%	Estimated return:	10.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	0y 3m
Credit score:	700-719 (Jun-2010)	Total credit lines:	23	Stated income:	Not employed
Now delinquent:	1	Revolving credit balance:	$57
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	blazing-deal0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing MBA
Purpose of loan:
This loan will be used to? to pay for tuition and books for the completion of my MBA. I am almost complete with the program.

My financial situation: I am living with my mom while I seek full-time work. The completion of the program will help me find full-time employment.
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	22%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 7	Length of status:	5y 1m
Credit score:	700-719 (May-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$5,524	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	Boiselady	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Mar-2010) 640-659 (Feb-2010) 660-679 (Jan-2010) 680-699 (Dec-2009)
Principal balance:	$1,352.90	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Home Improvement-Let's try again!
Purpose of loan:
This loan will be used to? We need some home improvement. Kitchen dishwasher was leaking and ruined the underlayment, so we need that replaced, downstairs bathroom leaking around seal, needs to be dried out and stripped and new flooring.I decreased the amount from my previous listing.because I have made arrangements to pay down my CC. PLEASE consider my listing.My credit score is still? improving.

My financial situation:
I am a good candidate for this loan because?? I have always tried to pay my immediate obligations and I am current on my present Prosper loan? and have had no late payments and have never missed one either.Thanks for your consideration. The delinquencies have been resolved but still appear on your site..? I would like to thank previous bidders.We reached 69%. Thanks-

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.56%	Starting borrower rate/APR:	24.56% / 26.86%	Starting monthly payment:	$296.46

Auction yield range:	7.98% - 23.56%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1975	Debt/Income ratio:	92%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	29 / 28	Length of status:	0y 3m
Credit score:	780-799 (Jun-2010)	Total credit lines:	96	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$67,692	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	judust	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	780-799 (May-2010) 780-799 (Mar-2010) 780-799 (Feb-2010) 780-799 (Nov-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt in to one monthly payment.? I recently purchased a vehicle and would like to consolidate my credit card debt in to one monthly payment.??Two payments (car & debt consolidation) rather than several payments would be so much easier each month.

My financial situation:
I am a good candidate for this loan? I have a stellar payment history and very good credit.? I pride myself on taking care of my financial obligations.??I do hope this loan succeeds and I appreciate your help with success.? Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.50%	Starting borrower rate/APR:	23.50% / 25.78%	Starting monthly payment:	$292.28

Auction yield range:	16.98% - 22.50%	Estimated loss impact:	26.28%
Lender servicing fee:	1.00%	Estimated return:	-3.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	23%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	15y 0m
Credit score:	600-619 (May-2010)	Total credit lines:	38	Occupation:	Doctor
Now delinquent:	6	Revolving credit balance:	$3,151	Stated income:	$75,000-$99,999
Amount delinquent:	$6,155	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	Jodilynnsaleo	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 94% )	600-619 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	2 ( 6% )	600-619 (Jun-2007) 560-579 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
2nd Prosper loan Home Improvement!
Purpose of loan:
My home sustained substantial damage from the hard winter snows in Ohio.? The sustained, extensive weight of ice and snow on my roof, caused major leaking into my ceilings, my walls, newly replaced carpets became waterlogged,?and my exterior three season room flooring was ruined due to static ice formations on it.? Insurance will NOT cover a majority of the damages because they say the roof was "old" and "needed maintenance".? With the spring onslaught of rain and storms, my house continued to sustain water damage which ultimately led to me having to replace the entire breaker box in the basement and replace the entire exterior power voltage box due to water runoff into the electrical conduit from the roof leaking so badly.? I HAVE to get the roof and my drywall fixed ASAP.

My financial situation:
I am a good candidate for this loan because I am a Prosper Lendee in Excellent Standing.? I have previously had a $5,500 loan for home improvements which I paid ON TIME and IN FULL as agreed. ? If you look up veterinarian's in the lending industry, you will see that second to dentists, veterinarians are the type of people most banks want to lend to...because we pay our bills and have strong moral ethics.? If you JUST look at my credit score and the fact that I have had some lates on my student loans, then you are completely overlooking the fact that the rest of my credit cards are well managed and in good standing.? I do not have a high credit card debt load.? My biggest debts are my mortgage and my student loans for medical school.? ?The economy has been really rough for everyone...but even more so for the veterinary industry...people spend less on their pet's when the chips are down, and so earning the extra income I need to try and get this roof? and damage to the inside of my home fixed before more bad weather occurs?is a challenging task.? I am a single, professional mom working hard to provide a SAFE, dry and comfortable home to my two kids and 8 assorted pets........please help me get the home improvements that I need done to keep my home free from further water damage.? I know these are tough times for everyone. I am?not asking for a handout...I am happy to repay my debts.? I just need the investors from Prosper to?ONCE AGAIN provide me the opportunity to show you how credit worthy that I am!!

Monthly net income: $ 4100

Monthly expenses: $
??Housing: $ 1120
??Insurance: $ 160
??Car expenses: $ 500
??Utilities: $?200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 125
??Credit cards and other loans: $?300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$170.52

Auction yield range:	5.98% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	7y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	17	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$15,048	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	resplendent-coin0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase of vehicle
Purpose of loan:
This loan will be used to?
purchase a vehicle
My financial situation:
I am a good candidate for this loan because?
my credit score is reason enough but i also work for a repossession company therefor, i understand the way a loan is handled
Monthly net income: $
2500????
Monthly expenses: $
??Housing: $?450??
??Insurance: $ 25????
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 115
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250????
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	50%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	0y 6m
Credit score:	620-639 (May-2010)	Total credit lines:	28	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$14,458	Stated income:	$1-$24,999
Amount delinquent:	$14,457	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	s3BMan	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 45% )	620-639 (Latest)
Principal borrowed:	$7,750.00	< 31 days late:	11 ( 55% )	600-619 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Debt Consolidation
Purpose of loan:
This loan will be used to complete debt consolidation.?
I have already paid one Prosper loan in full and plan to use this loan to finish consolidating my left over debts.

My financial situation:
I have never missed a Prosper?payment, was able to fully pay my last Prosper loan with no issues, and have steady full time employment.

I do show one account delinquent in my credit profile due to a house going into foreclosure for various personal and employment reasons.? However, all of my other bills are up to date and paid each month.? I'm just hoping to simply consolidate my smaller bills into one payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.06%	Starting borrower rate/APR:	20.06% / 22.30%	Starting monthly payment:	$63.23

Auction yield range:	7.98% - 19.06%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	60%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	25 / 23	Length of status:	19y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	53	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$36,043	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	murphy85	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 89% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	3 ( 11% )	640-659 (Apr-2010) 680-699 (Jan-2008)
Principal balance:	$3,858.92	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
paying off credit cards
Purpose of loan:
My son graduated from?college and found a job!? Unfortunately, he hasn't starting receiving checks yet, and I?would like to help him with his deposit and rent for July.??I am a good candidate as I have an excellent history with paying?my current Prosper loan (which will be paid off in October 2010!!!).??I have plans to pay this loan off within 6-10 months;? I have no desire to keep it longer than that! ?My FICO scores are relatively good (I did hit a softspot when I had to pay my son's rent for 2 months when his student loans were not timely!; but am currently up to date.)? I truly appreciate this site and it was a godsend previously, I would like it to be again!

My financial situation:
I am a good candidate for this loan as I have proven my responsibility to paying off the first loan?(which will be paid off by October 2010).? I am extremely motivated to do this!? And?I plan on having this loan?paid off within 6 - 10months.?????

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 0
??Insurance: $500/year
??Car expenses: $ 375/month in payment; $100/month in gas????
??Utilities: $ 0
??Phone, cable, internet: $ 150/month?
??Food, entertainment: $50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	16.98% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	22%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	2y 10m
Credit score:	740-759 (Jun-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$310	Stated income:	$25,000-$49,999
Amount delinquent:	$2,652	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	norcalsweetie	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	580-599 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Getting out of debt!!
Purpose of loan:
This loan will be used to? pay off my credit cards before?I get married so?I am debt free!

My financial situation:
I am a good candidate for this loan because? I have good credit, work full time, and do not have too many bills each month.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.33%	Starting borrower rate/APR:	9.33% / 11.43%	Starting monthly payment:	$102.25

Auction yield range:	3.98% - 8.33%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1981	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 7	Length of status:	18y 10m
Credit score:	760-779 (May-2010)	Total credit lines:	35	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$33,806	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	spirited-fairness8	Borrower's state:	Arizona	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement backyard hot tub
Purpose of loan:
This loan will be used to?
Home improvements - Hot Tub/spa project
in my backyard.

My financial situation:
I am a good candidate for this loan because?
I pay my bills early every month, honest person,
widowed, work full time, Executive -responsible
person.? Continue to pay down credit cards and
working and enjoying life in general.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	2y 4m
Credit score:	660-679 (Jun-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fishking3	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,001.00	< 31 days late:	0 ( 0% )	520-539 (Mar-2007) 520-539 (Jan-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
New equipment needed for company
Purpose of loan:
Purchase new equipment for company?

My financial situation:
I am a good candidate for this loan because I have upraded my score by over 100 since I paid the old prosper loan off.

Monthly net income: $
almost $80,000 if you include wife
Monthly expenses: $
??Housing: $815
??Insurance: $300
??Car expenses: $300
??Utilities: $300
??Phone, cable, internet: $200
??Food, entertainment: $200
??Clothing, household expenses $300
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$722.85

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1975	Debt/Income ratio:	11%
Basic (1-10):	2	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 17	Length of status:	25y 8m
Credit score:	640-659 (Jun-2010)	Total credit lines:	45	Occupation:	Car Dealer
Now delinquent:	0	Revolving credit balance:	$223,586	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wampum-singularity	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Real Estate Taxes and CCards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$286.72

Auction yield range:	10.98% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2007	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	4y 8m
Credit score:	680-699 (Jun-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,020	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dinero-tomahawk	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt & home improvement
Purpose of loan:
A portion of this loan will be used to consolidate and pay off my debt.? The remainder of the loan will be used for home(apt) repairs

My financial situation:
I am a good candidate for this loan because I have and have had a steady income.? The home improvements will be to an apartment that is family owned and once renovations are completed, will be for rent and added as another source of income to repay the loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	9%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	5y 5m
Credit score:	740-759 (Jun-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$913	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-nickel-cub	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for college
Purpose of loan:
My purpose for this loan is to go back to college to get my law degree.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and never been late. I have a great credit score and know I will pay back the entire loan.

Monthly net income: $4,400

Monthly expenses: $1350
??Housing: $ 800
??Insurance: $100
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2004	Debt/Income ratio:	11%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	0y 7m
Credit score:	640-659 (Jun-2010)	Total credit lines:	6	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$116	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unrivaled-treasure	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking a Meaningful Life
Purpose of loan:
This loan will be used to help to pay for tuition?for a Master's degree, books, and supplies.? My goal is to become a college professor.

My financial situation:
I am a good candidate for this loan because my expenses are low, I have two stable jobs, and I have a steadfast, firm desire to better myself and live a useful, meaningful life.? I became seriously ill a while back and fell behind a little.? But now that I am on my feet again, I am able to meet my obligations without any trouble.

Monthly net income: $ 2353

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 35
??Car expenses: $?0
??Utilities: $ 75
??Phone, cable, internet: $ 50
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$223.25

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 15	Length of status:	7y 5m
Credit score:	720-739 (May-2010)	Total credit lines:	26	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$24,804	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	friendly-marketplace535	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for clothing boutique
Purpose of loan:
This loan will be used to? buy inventory for a new women's clothing boutique set to open September 1st 2010. Additionally, we are in the first stage of web development for our e-commerce website which is scheduled to be completed October 1, 2010.?

My financial situation:
I am a good candidate for this loan because? I have a B.S. in Accounting and have been working for a major retailer for 7+ years at their corporate buying office performing inventory replenishment. My wife is two semesters away from finishing her B.A. in Marketing and has previous retail operations experience. Due to a bonus from my current employment we will have the cash we need to open by March 2011. We would however, like to open earlier in September 2010 to take advantage of the large 2010 fourth quarter selling season. My wife will be starting a full time job June 7 which will add approximately $1,400 net a month to our income. This $1,400 net is NOT included in the monthly net income figure listed below.
We have been revising and polishing up our business plan for 3 years now. In 2008 we took 2nd place in our local downtown business plan competition.? The city we live in is committed to redeveloping the downtown area. This redevelopment has already begun and we are excited to be a part of the continued redevelopment effort.? (http://www.downtown-eauclaire.com)

Monthly net income: $4,000
Monthly expenses: $
? Housing: $ 670
? Insurance: $ 256
? Car expenses: $? 628
? Utilities: $ 293
? Phone, cable, internet: $ 72
? Food, entertainment: $ 400
? Clothing, household expenses $ 75
? Credit cards and other loans: $ 538
? Other expenses: $ 340

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	37%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 21	Length of status:	6y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	52	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$91,000	Stated income:	$100,000+
Amount delinquent:	$133	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	likeable-worth4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off debt accumulated over years of due to medical reasons.? I had major back surgery in 2005 and had to pay the medical bills that insurance did not cover.? I was caught in a strange position when my company changed names and thus had to change insurance so I had to meet 2 caps of 5K each and all the above customary charges allowable by insurance.? My son is also a dwarf and I had major medical expenses for him that were not covered by insurance.? Unfortunately the insurance company has not been kind with his medical expense.? The last several years have been difficult with the medical expenses and my mom passing away and having to pay for her funeral.? However all the surgeries are behind me and I have to say it was successful and my son is doing good.? I have been concentrating on workind very hard to pay off my debt and get to that magical credit score of over 750 that I would like to achieve. Paying off most of the cards will greatly improve my credit score and save me money only making one payment.? I would be so grateful it you would consider a loan and would not let anyone down.
My financial situation:
I am a good candidate because I am responsible and despite all the payments I?have I make them timely.? I will be getting a raise this next year as well as a bonus and will try to pay off my loan as quickly as possible.? This loan will improve my financial condition greatly. I a trying really hard to get our from under these expenses.? I am not adding to my debt except for college education for my children and that will be deferred till after they graduate in 2015.

Monthly net income: $ 7500.00

Monthly expenses: $
??Housing: $ 2095.00
??Insurance: $?250.00
??Car expenses: $?500.00
??Utilities: $ 200,00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 700.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?2500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$289.14

Auction yield range:	16.98% - 16.98%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	63%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 14	Length of status:	0y 3m
Credit score:	760-779 (Jun-2010)	Total credit lines:	28	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$197	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-clean-velocity	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To get ahead, will need a hand...
Purpose of loan:
This loan will be used to pay off a loan so I can pay all of my rent.

My financial situation:
I am a good candidate for this loan due to my solid credit history, full-time job and the fact I have financial aid to attend classes at the University of Phoenix.

Monthly net income: $15,000-2,100

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	4 / 3	Length of status:	3y 10m
Credit score:	740-759 (May-2010)	Total credit lines:	19	Occupation:	Sales - Commission
Now delinquent:	4	Revolving credit balance:	$2,427	Stated income:	$50,000-$74,999
Amount delinquent:	$7,586	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	datamar	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RENTING NEED TO MOVE FAST
Purpose of loan:This loan will be used to? Rent a new place to live. This would be a short term rental as we are looking to buy a home of our own but?. The house we have been renting for the past 2 1/2 years is being foreclosed on. We have been paying rent of $1250.00 per month since Oct last year when my husband was hurt on the job and our landlord offered to lower our rent. When we moved in we paid $1550.00 for the first, last plus deposit. So we are going to be out $3000.00. We are asking for $3500.00 to pay for the deposits and rental truck and all the new hookup fees.

My financial situation:
We are in a financial place with my husband working in road construction for the past 14 yrs and makes $27.00 per hour plus prevailing wage. With just his normal hourly he makes $56K per year. I also work home and make around $60K on average per year. We are actively looking for a home to buy and have been approved by 2 banks for $160K but were told we can go up to a little over $200K but we do not want to go over $150K.

Monthly net income: $ 8500.00

Monthly expenses: $ 3200.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$338.81

Auction yield range:	5.98% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1983	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	0y 7m
Credit score:	740-759 (Jun-2010)	Total credit lines:	17	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$9,660	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	p2ploan-broker	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards for good
Purpose of loan:
The purpose of this loan is to finally and completely payoff my credit card debt. I have been making consistent monthly payments for years but due to the interest rate and the monthly interest charge I have not been able to make much progress.

My financial situation:
I always make my monthly payments on a timely basis and I have a good job which is not based on commission or bonuses.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 800
??Insurance: $
??Car expenses: $ 400
??Utilities: $?
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.43%	Starting borrower rate/APR:	9.43% / 9.77%	Starting monthly payment:	$320.00

Auction yield range:	2.98% - 8.43%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1975	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 16	Length of status:	39y 6m
Credit score:	800-819 (Jun-2010)	Total credit lines:	50	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$35,182	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peso-sanctuary	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate?credit card debt.? I would like to consolidate my credit card payments in to one monthly payment.? This would make payment easier meaning making one payment rather than several each month.

My financial situation:
I am a good candidate for this loan because I have a stellar payment history and?very good credit.? I am responsible, have a good steady income.??I will have no trouble making the monthly Prosper payment.? Hopefully this loan will succeed through the bidding process.? Thank you for your help in achieving this success.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$408.25

Auction yield range:	16.98% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	7y 5m
Credit score:	640-659 (Jun-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$34,874	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blissful-repayment	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off and close credit card accounts that I accumulated after buying a house and taking care of upgrades.

My financial situation:
I am a good candidate for this loan because I am not late with payments and do not miss them. My credit rating was 730 before the debt to income ratio adjusted it. I have a condo also that I will either rent or put up for sale. I want to get the credit cards paid before the initial interest free time expires.

Monthly net income: $ 3550

Monthly expenses: $
??Housing: $ 1443
??Insurance: $ Incl.
??Car expenses: $ 75 for gas
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 60
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.98% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	5y 7m
Credit score:	640-659 (Jun-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$4,233	Stated income:	$50,000-$74,999
Amount delinquent:	$94	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	JohnTheMet	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2010) 560-579 (Nov-2007) 680-699 (May-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
loan for debt consolidation
Purpose of loan:
This loan will be used to Consolidate some Debt
My financial situation:
I am a good candidate for this loan because i have already had a loan through prosper which i made all paymnets on time and even paid it off a few months early.

Monthly net income: $ 3530

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 140
??Car expenses: $?450
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$333.10

Auction yield range:	3.98% - 11.20%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	7y 2m
Credit score:	720-739 (May-2010)	Total credit lines:	21	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$24,426	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dough-brilliance2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 71% )	720-739 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	1 ( 14% )	740-759 (Oct-2009) 760-779 (Sep-2009)
Principal balance:	$7,548.26	31+ days late:	1 ( 14% )
Total payments billed:	7
Description
Paying off high interest cards
My financial situation: ??

I am a good candidate for this loan because..

..
1. I have a very good full-time job (software engineer) earning?$96,000/yr?

2. My mortgage is only $1400

3. My car paid

4. My wife car is also paid

5. We only have $300 in utilities

i used my credit to help my company and now i want to reduce some interests on credit cards.

i got late in two payments in prosper because it was not automatic to my account, after that happens i got it into automatic and never happens again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.38%	Starting borrower rate/APR:	26.38% / 28.71%	Starting monthly payment:	$72.89

Auction yield range:	10.98% - 25.38%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	9y 5m
Credit score:	660-679 (May-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sympathetic-repayment0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
replacing 2 walls with mold problem
Purpose of loan:
This loan will be used to?? We have two walls in our house that keeps developing mold, so everytime i have to clean it with bleach as a temporary fix.? Our 10 year old son has developed allergies and asthma and he was tested and is allergic to mold, so we need to replace the walls to get rid of the mold for good.? We need to replace the two walls by tearing them down and putting in new ones, this is the only way to permanently remove the mold and no longer have the problem. We just want our son to be healthy and our house be mold free for him and us.? We are praying for help to be able to make our home a safer place for our son to live.

My financial situation:
I am a good candidate for this loan because?? We have had financial problems unfortunately as many people have but we have shown that we can pay our bills on time.? I am a hard worker i go to work everyday and pay my bills on time and support my wife and son.? The two public records that show will be off my credit report as of October 2010.? The report also shows a total of 7 credit lines we don't have anything like that we have our house payment and car payment and another loan, we do not have any credit?cards?at all.?I strive everyday to become a better person and continue to improve my credit.? If you give me a chance as you will see, every payment will be made on time every month with no problems.?Thank you
Monthly net income: $ 2500 my wife has a income of 1032.00 per month also

Monthly expenses: $
??Housing: $ 995.00
??Insurance: $ 80.00
??Car expenses: $ 306.00
??Utilities: $ 170.00
??Phone, cable, internet: $ 128.00
??Food, entertainment: $?350.00?
?Clothing, household expenses $
??Credit cards and other l?Other expenses: $ 133.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$175.41

Auction yield range:	3.98% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1983	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	4y 1m
Credit score:	780-799 (May-2010)	Total credit lines:	19	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$27,668	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	admirable-nickel7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Put New Raise to Work
Purpose of loan:
Refinance High Interest DebtMy financial situation: Just got a raise and it's time to take another bite off my debt and get interest payments down. I have a stable job -- my company has survived the downturn and we now have tons of work -- we're even getting ready to do some hiring. Monthly net income: $ 6800 (current)
Monthly expenses: Housing: $2106 Insurance: $228 (this will soon be reduced by about $60 per month) Car expenses: $310 Utilities: $200 (electric) Phone, cable, internet: $200 Food, entertainment: $400 Clothing, household expenses $200 Credit cards and other loans: $911Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 9.34%	Starting monthly payment:	$190.80

Auction yield range:	2.98% - 8.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 8m
Credit score:	800-819 (May-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jabab	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cover my tax payment
Purpose of loan:
To cover my expenses until my corrected tax return refund arrives - 8 to 12 weeks.
I made an error on my original tax return that caused me to over pay my taxes by $6,000.
A corrected return was filed and they said it will take 8-12 weeks to refund my overpayment.

My financial situation:
I am a good candidate for this loan because because I am getting a refund from the IRS that I will use to pay this back and I have stocks and cash savings of more than $14,000 that I can use in the event that I need to pay this loan off before the terms are up.

I have a very high credit score that I work hard to maintain and I work for a Fortune 50 company as a Manufacturing Engineer. My take home pay is more than I need to survive and I only "play" with money that is left over after investing in my 401K, savings, and paying off my monthly bills.

I am not in need of this loan in order to avoid default or because I cant take out of my savings to pay off the debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$196.43

Auction yield range:	2.98% - 10.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	20%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	23 / 15	Length of status:	3y 4m
Credit score:	720-739 (Jun-2010)	Total credit lines:	50	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$52,871	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unrivaled-leverage5	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interest Cards
Purpose of loan:
This loan will be used to?
pay off five smaller higher interest rate credit cards and a Paypal account. Even with good credit and absolutely no?late payments or delinquencies, the credit card companies have raised my interest rates like they have for everyone else these days.?I just want to get these smaller balance cards paid down at a reasonable rate.
My financial situation:
I am a good candidate for this loan because? I have a very good?and secure job in the healthcare industry, and I always pay my?bills on time. You can see from my Prosper score and my credit score that I am a good risk. I have not been late or delinquent with any accounts, and I am a responsible homeowner. There will be no issues with paying this back as I do honor my word.

Cards
Wells Fargo???? ?$803
Kohls?????????????? $720
Paypal???????????? $263
Orchard Bank?? $1623
Capital One????? $1899
Sams Club?????? $680

Monthly Net Income: $7744

Mortgage??????????????????? $1498
Homeowners Assoc.?? $222
Cell Phone????????????????? $125
Utilities?????????????????????? $300
Student Loans???????????? $142
Car & Home Ins.????????? $143
Car Payment?????????????? $638
Credit Cards??????????????? $2238 ( I am paying extra to have everything paid off by 2014)

Available for Food, Gas and All other requirements? $2313
Information in the Description is not verified.